UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  March 19, 2012

Commission File Number	Exact name of registrants as specified in their charters, address of principal executive offices and registrants' telephone number	IRS Employer Identification Number

1-8841	NEXTERA ENERGY, INC.	59-2449419
2-27612	FLORIDA POWER & LIGHT COMPANY	59-0247775
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01  Other Events

On March 19, 2012, Florida Power & Light Company (FPL) filed a petition with the Florida Public Service Commission (FPSC) requesting, among other things, a permanent base rate increase, on an annualized basis, of approximately $517 million effective January 2013 and an additional approximately $174 million commencing when FPL's modernized Cape Canaveral power plant becomes operational, which is expected to occur in June 2013.  FPL's requested increases are based on a regulatory return on common equity (ROE) of 11.50%, consisting of an 11.25% allowed regulatory ROE midpoint, with a range of plus or minus 100 basis points, and a 0.25% ROE performance adder conditioned on FPL maintaining the lowest typical residential customer bill among all the electric utilities in Florida based on a twelve month average. Additionally, FPL's petition proposes the continuation of the mechanism for recovery of future storm restoration costs provided under its current rate agreement. Testimony of FPL witnesses and minimum filing requirements in support of the increase in rates and charges requested in the petition were also filed with the FPSC.  Hearings on the base rate proceeding are expected during the third quarter of 2012 and a final decision is expected in the fourth quarter of 2012. The rate agreement currently in effect for FPL will expire at the end of December 2012, which coincides with FPL's request for new rates to be effective at the beginning of January 2013.

Cautionary Statements And Risk Factors That May Affect Future Results

This Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical facts, but instead represent the current expectations of NextEra Energy, Inc. (NEE) and Florida Power & Light Company (FPL) regarding future operating results and other future events, many of which, by their nature, are inherently uncertain and outside of NEE's and FPL's control. Forward-looking statements in this Form 8-K include, among others, statements concerning the effects of FPL's rate request. In some cases, you can identify the forward-looking statements by words or phrases such as “will,” “will likely result,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “aim,” “potential,” “projection,” “forecast,” “predict,” “goals,” “target,” “outlook,” “should,” “would” or similar words or expressions. You should not place undue reliance on these forward-looking statements, which are not a guarantee of future performance. The future results of NEE and FPL are subject to risks and uncertainties that could cause their actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties include, but are not limited to, the following: effects of extensive regulation of NEE's and FPL's business operations; inability of NEE and FPL to recover in a timely manner any significant amount of costs, a return on certain assets or an appropriate return on capital through base rates, cost recovery clauses, other regulatory mechanisms or otherwise; impact of political, regulatory and economic factors on regulatory decisions important to NEE and FPL; risks of disallowance of cost recovery by FPL based on a finding of imprudent use of derivative instruments; effect of reduction or elimination of existing government support policies on demand for generation from renewable energy projects of NextEra Energy Resources, LLC (NEER); impact of new or revised laws, regulations or interpretations or other regulatory initiatives on NEE and FPL; effect on NEE and FPL of potential regulatory action to broaden the scope of regulation of OTC financial derivatives and to apply such regulation to NEE and FPL; capital expenditures, increased cost of operations and exposure to liabilities attributable to environmental laws and regulations applicable to NEE and FPL; effects on NEE and FPL of federal or state laws or regulations mandating new or additional limits on the production of greenhouse gas emissions; exposure of NEE and FPL to significant and increasing compliance costs and substantial monetary penalties and other sanctions as a result of extensive federal regulation of their operations; effect on NEE and FPL of changes in tax laws and in judgments and estimates used to determine tax-related asset and liability amounts; impact on NEE and FPL of adverse results of litigation; effect on NEE and FPL of failure to proceed with projects under development or inability to complete the construction of (or capital improvements to) electric generation, transmission and distribution facilities, gas infrastructure facilities or other facilities on schedule or within budget; impact on development and operating activities of NEE and FPL resulting from risks related to project siting, financing, construction, permitting, governmental approvals and the negotiation of project development agreements; risks involved in the operation and maintenance of electric generation, transmission and distribution facilities, gas infrastructure facilities and other facilities; effect on NEE and FPL of a lack of growth or slower growth in the number of customers or in customer usage; impact on NEE and FPL of severe weather and other weather conditions; risks associated with threats of terrorism and catastrophic events that could result from terrorism, cyber attacks or other attempts to disrupt NEE's and FPL's business or the businesses of third parties; risk of lack of availability of adequate insurance coverage for protection of NEE and FPL against significant losses; risk to NEER of increased operating costs resulting from unfavorable supply costs necessary to provide NEER's full energy and capacity requirement services; inability or failure by NEER to hedge effectively its assets or positions against changes in commodity prices, volumes, interest rates, counterparty credit risk or other risk measures; potential volatility of NEE's results of operations caused by sales of power on the spot market or on a short-term contractual basis; effect of reductions in the liquidity of energy markets on NEE's ability to manage operational risks; effectiveness of NEE's and FPL's hedging and trading procedures and associated risk management tools to protect against significant losses; impact of unavailability or disruption of power transmission or commodity transportation facilities on sale and delivery of power or natural gas by FPL and NEER; exposure of NEE and FPL to credit and performance risk from customers, hedging counterparties and vendors; risks to NEE and FPL of failure of counterparties to perform under derivative contracts or of requirement for NEE and FPL to post margin cash collateral under derivative contracts; failure or breach of NEE's and FPL's information technology systems; risks to NEE and FPL's retail businesses of compromise of sensitive customer data; risks to NEE and FPL of volatility in the market values of derivative instruments and limited liquidity in OTC markets; impact of negative publicity; inability of NEE and FPL to maintain, negotiate or renegotiate acceptable franchise agreements with municipalities and counties in Florida; increasing costs of health care plans; lack of a qualified workforce or the loss or retirement of key employees; occurrence of work strikes or stoppages and increasing personnel costs; NEE's ability to successfully identify, complete and integrate acquisitions; environmental, health and financial risks associated with NEE's and FPL's nuclear generation facilities; liability of NEE and FPL for significant retrospective assessments and/or retrospective insurance premiums in the event of an incident at certain nuclear generation facilities; increased operating and capital expenditures at nuclear generation facilities of NEE or FPL resulting from orders or new regulations of the Nuclear Regulatory Commission; inability to operate any of NEER's or FPL's nuclear generation units through the end of their respective operating licenses; liability of NEE and FPL for increased nuclear licensing or compliance costs resulting from hazards posed to their nuclear generation facilities; risks associated with outages of NEE's and FPL's nuclear units; effect of disruptions, uncertainty or volatility in the credit and capital markets on NEE's and FPL's ability to fund their liquidity and capital needs and meet their growth objectives; inability of NEE, FPL and NextEra Energy Capital Holdings, Inc. to maintain their current credit ratings; risk of impairment of NEE's and FPL's liquidity from inability of creditors to fund their credit commitments or to maintain their current credit ratings; poor market performance and other economic factors that could affect NEE's and FPL's defined benefit pension plan's funded status; poor market performance and other risks to the asset values of NEE's and FPL's nuclear decommissioning funds; changes in market value and other risks to certain of NEE's investments; effect of inability of NEE subsidiaries to upstream dividends or repay funds to NEE or of NEE's performance under guarantees of subsidiary obligations on NEE's ability to meet its financial obligations and to pay dividends on its common stock; and effect of disruptions, uncertainty or volatility in the credit and capital markets of the market price of NEE's common stock. NEE and FPL discuss these and other risks and uncertainties in their annual report on Form 10-K for the year ended December 31, 2011 and other SEC filings, and this Form 8-K should be read in conjunction with such SEC filings made through the date of this Form 8-K. The forward-looking statements made in this Form 8-K are made only as of the date of this Form 8-K and NEE and FPL undertake no obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

NEXTERA ENERGY, INC.
(Registrant)

Date:  March 19, 2012

CHRIS N. FROGGATT
Chris N. Froggatt Vice President, Controller and Chief Accounting Officer of NextEra Energy, Inc.

FLORIDA POWER & LIGHT COMPANY
(Registrant)

KIMBERLY OUSDAHL
Kimberly Ousdahl Vice President, Controller and Chief Accounting Officer of Florida Power & Light Company

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